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                                                                  EXHIBIT 4.1

                                     [Logo]

                                   Transcend
                               Therapeutics, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


  NUMBER                                                              SHARES
   TTI
                                                                  COMMON STOCK
COMMON STOCK
                                                               CUSIP 89353T 10 2

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that






is the owner of


         FULLY PAID AND NONASSESSABLE SHARES, PAR VALUE $.01 PER SHARE,
                             OF THE COMMON STOCK OF

Transcend Therapeutics, Inc. transferable upon the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the provisions of the Second Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Corporation as from time to time amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                     Dated:



VICE PRESIDENT/FINANCE AND SECRETARY       PRESIDENT AND CHIEF EXECUTIVE OFFICER

/s/ B. Nicholas Harvey                     /s/ Hector J. Gomez
[facsimile signature]                      [facsimile signature]



COUNTERSIGNED AND REGISTERED,
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
             TRANSFER AGENT AND REGISTRAR

BY


                         AUTHORIZED SIGNATURE

[Corporate Seal]
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                                            TRANSCEND  THERAPEUTICS, INC.

     The Corporation is authorized to issue more than one class of stock. A statement of the powers, designations, preferences and relative participating, optional or other special rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                              UNIF GIFT MIN ACT -- _________________ Custodian _____________________
TEN ENT -- as tenants by the entireties                                                 (Cust)                        (Minor)
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants                                        under Uniform Gifts to Minors
           in common
                                                                                  Act______________________________________________
                                                                                                       (State)



                         Additional abbreviations may also be used though not in the above list.

                                                     ASSIGNMENT

For value received, ____________________________________hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________
                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_______________________________________                     _____________________________________________________
                                                                  NOTICE:  The signature to this assignment must
                                                                  correspond with the name as written upon the face of
                                                                  the Certificate in every particular, without alteration
                                                                  or enlargement, or any change whatever.


SIGNATURE(S) GUARANTEED: ______________________________________________________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                         MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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